Debt - Maturities of Long-Term Debt During Five Years (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
2017	$ 49,820
2018	3,427
2019	212,846
2021	500,000
Total Debt	766,093
Debt Issuance Costs	(13,573)	$ (20,000)
Total Debt - Net of Issuance Costs	$ 752,520	$ 843,883